UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2025

Agriculture & Natural Solutions Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41861	98-1591619
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

712 Fifth Avenue, 36th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	ANSCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ANSC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ANSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 10, 2025, Agriculture & Natural Solutions Acquisition Corporation (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) for an extraordinary general meeting to be held on November 10, 2025, in connection with extending the Company’s deadline to complete an initial business combination. The Company is filing these definitive additional proxy materials with respect to the Proxy Statement to update certain information contained therein.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure in (i) the fourth paragraph on page 2 of the Letter to Shareholders, (ii) the fourth paragraph on page 2 of the Notice of an Extraordinary General Meeting of Shareholders, (iii) the second paragraph on page 6 of the Proxy Statement, (iv) the fourth paragraph on page 7 of the Proxy Statement, (v) the sixth paragraph on page 10 of the Proxy Statement, (vi) the ninth paragraph on page 19 of the Proxy Statement, (vii) the fourth paragraph on page 22 of the Proxy Statement, (viii) the eighth paragraph on page 24 of the Proxy Statement, and (ix) the fourth paragraph on page 25 of the Proxy Statement is hereby supplemented by amending and restating the disclosure to read as follows:

If the Extension Amendment Proposal is approved, Warrant Holdings Sponsor will deposit into the Trust Account $0.02 per outstanding Public Share beginning on ~~December 29, 2025~~ November 13, 2025 and on the ~~thirtieth~~ thirteenth day of each month thereafter (or if such day is not a business day, on the business day immediately preceding such day), in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of an initial business combination, (b) the Extended Termination Date or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Warrant Holdings Sponsor does not deposit such funds into the Trust Account, the Board will dissolve and liquidate the Company in accordance with the Articles Amendment. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the Public Shares and may increase the per share amount available for distribution to such redeeming shareholders. If the Company consummates an initial business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it or, at the option of the Warrant Holdings Sponsor, convert all or a portion of the amount loaned under the promissory note into warrants for $1.00 per warrant, which warrants will be identical to the warrants issued by the Company in a private placement in connection with the IPO. If the Company does not consummate an initial business combination by the Extended Termination Date, the Company will not repay the amount loaned under the promissory note until 100% of the Public Shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

The disclosure in second and third risk factors beginning on page 12 of the Proxy Statement is hereby supplemented by amending and restating the disclosure to read as follows:

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), our activities may be restricted, including:

•
restrictions on the nature of our investments; and
•
restrictions on the issuance of securities, each of which may make it difficult for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•
registration as an investment company;
•
adoption of a specific form of corporate structure; and
•
reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not intend to spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations or in an interest bearing demand deposit account. Pursuant to the trust agreement governing the Trust Account, Continental Stock Transfer & Trust Company acting as trustee (“Trustee”) is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The IPO was not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to approve an amendment to the Articles (A) in a manner that would affect the substance or timing of our obligation to redeem 100% of the Public Shares if we have not consummated an initial business combination by the Current Termination Date or, if approved, the Extended Termination Date, as applicable, or such earlier liquidation date as the Board may approve, from the closing of the IPO or (B) with respect to any other material provision relating to the rights of holders of the Class A Ordinary Shares or pre-initial business combination activity; or (iii) the redemption of the Public Shares if we are unable to complete an initial business combination by the Current Termination Date or, if approved, the Extended Termination Date, as applicable, or such earlier liquidation date as the Board may approve, from the closing of the IPO, subject to applicable law. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete an initial business combination, our public shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public shareholders, and our Warrants will expire without value to the holder.

The SEC has adopted new rules (“SPAC Final Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and requiring reports, opinions and appraisals related to the determination by the SPAC’s board of directors to approve the business combination to be filed publicly. In the adopting release for the SPAC Final Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate. As a result, our public shareholders may receive only approximately $10.00 per Public Share, or less in certain circumstances, on the liquidation of our Trust Account and would be unable to realize the potential benefits of an initial business combination, including the possible appreciation of the combined company’s securities.

~~If we instruct the Trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the Trust Account, we would receive less interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.~~

The funds in the Trust Account have, since the IPO, been held only ~~in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act~~ as cash items in an interest-bearing demand deposit account at a bank. As of the date of this proxy statement, we receive more interest from the interest-bearing demand deposit accounts than we would from U.S. treasury obligations or money market funds; however, we cannot assure you that such rate on the deposit account will not decrease or increase significantly. ~~However, to~~ Additionally, holding the funds in the Trust Account as cash may mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act~~, we may instruct the Trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market~~

~~funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account) until the earlier of: (i) the consummation of an initial business combination and (ii) the distribution of the Trust Account~~.

If we do instruct the Trustee to ~~hold~~ invest all funds in the Trust Account in U.S government treasury obligations or money market funds, ~~cash items (including in an interest bearing demand deposit account),~~ there is greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Additionally, we ~~would~~ may receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to ~~liquidate the securities held in the Trust Account and thereafter to hold~~ invest all funds in the Trust Account in U.S. government treasury obligations or money market funds ~~cash would~~ could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

~~The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.~~

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agriculture & Natural Solutions Acquisition Corporation

Date: October 14, 2025	By:	/s/ Thomas Smith
	Name:	Thomas Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary